Exhibit 10.2

EXECUTION VERSION

SECURITY AND PLEDGE AGREEMENT

This SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of November 2, 2012 among SCIQUEST, INC., a Delaware corporation (the “Borrower”), AECSOFT USA, INC., a Texas corporation, and such other parties that may become Grantors hereunder after the date hereof (together with the Borrower, each individually a “Grantor”, and collectively the “Grantors”) and BANK OF AMERICA, N.A., in its capacity as lender (in such capacity, the “Lender”).

RECITALS

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Guarantors party thereto from time to time and the Lender, the Lender has agreed to make Loans upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. With reference to this Agreement, unless otherwise specified herein: (i) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (ii) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (iii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iv) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (v) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (vi) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, (vii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (viii) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, (ix) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (x) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (xi) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”, (xii) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement and (xiii) where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(b) The following terms shall have the meanings set forth in the UCC (defined below): Accession, Account, Account Debtor, Adverse Claim, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Investment Company Security, Investment Property, Letter-of-Credit Right, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Security, Software, Supporting Obligation, and Tangible Chattel Paper.

(c) In addition, the following terms shall have the meanings set forth below:

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3737, and 31 U.S.C. Section 3727), including all amendments thereto and regulations promulgated thereunder.

“Collateral” has the meaning provided in Section 2 hereof.

“Control” means the manner in which “control” is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving “control”.

“Copyright License” means any license or similar agreement now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights (including, without limitation, the grant of rights for a party to be designated as an author or owner, enforce, defend, use, display, copy, manufacture, distribute, exploit and sell, make derivative works, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Copyright.

“Copyrights” means, collectively, all of the following of any Grantor: (i) all copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, (ii) all derivative works, counterparts, extensions, and renewals of any of the foregoing, (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements, violations or misappropriations of any of the foregoing, (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing throughout the world.

“Government Contract” means a contract between any Grantor and an agency, department or instrumentality of the United States or any state, municipal or local Governmental Authority located in the United States or all obligations of any such Governmental Authority arising under any Account now or hereafter owing by any such Governmental Authority, as Account Debtor, to any Grantor.

“Intellectual Property” means, collectively, all of the following of any Grantor: (i) all systems software and applications software (including source code and object code), all documentation for such software, including, without limitation, user manuals, flowcharts, functional specifications, operations manuals, and all formulas, processes, ideas and know-how embodied in any of the foregoing, (ii) concepts, discoveries, improvements and ideas, know-how, technology, reports, design information, trade secrets, practices, specifications, test procedures, maintenance manuals, research and development, inventions (whether or not patentable), blueprints, drawings, data, customer lists, catalogs, and all physical embodiments of any of the foregoing, (iii) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses and (iv) other agreements with respect to any rights in any of the items described in the foregoing clauses (i), (ii), and (iii).

“Issuer” means the issuer of any Pledged Equity.

“Patent License” means any license or similar agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights (including, without limitation, the right for a party to be designated as an owner, enforce, defend, make, have made, make improvements, manufacture, use, sell, import, export, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Patent.

“Patents” means collectively, all of the following of any Grantor: (i) all patents, all inventions and patent applications anywhere in the world, (ii) all improvements, counterparts, reissues, divisional, re-examinations, extensions, continuations (in whole or in part) and renewals of any of the foregoing and improvements thereon, (iii) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations or misappropriations of any of the foregoing, (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing throughout the world.

“Pledged Equity” means, with respect to each Grantor, (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary of the Borrower that is directly owned by such Grantor and (ii) 66% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary of the Borrower that is directly owned by such Grantor, including the Equity Interests of the Subsidiaries owned by such Grantor as set forth on Schedule 5.17(f) to the Credit Agreement (as updated from time to time in accordance with the Credit Agreement), in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(1) all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2) in the event of any consolidation or merger involving any Issuer and in which such Issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of a Grantor.

“Trademark License” means any license or similar agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights in (including, without limitation, the right for a party to be designated as an owner, enforce, defend, use, mark, police, and require joinder in suit and/or receive assistance from another party) covered in whole, or in part, by a Trademark.

“Trademarks” means, collectively, all of the following of any Grantor: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, other business identifiers, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each United States application to register any trademark or service mark prior to the filing under applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world, (ii) all counterparts, extensions and renewals of any of the foregoing, (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing, (iv) the right to sue for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing and (v) all rights corresponding to any of the foregoing (including the goodwill) throughout the world.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of North Carolina except as such term may be used in connection with the perfection of the Lender’s security interest in the Collateral, in which case the “UCC” shall mean the applicable jurisdiction with respect to perfection of such security interest in the Collateral.

“USPTO” means the United States Patent and Trademark Office.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, each Grantor hereby grants to the Lender a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all cash, currency and Cash Equivalents; (c) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper); (d) those certain Commercial Tort Claims set forth on Schedule 5.17(e) to the Credit Agreement (as updated from time to time in accordance with the Credit Agreement); (e) all Deposit Accounts; (f) all Documents; (g) all Fixtures; (h) all General Intangibles; (i) all Goods; (j) all Instruments; (k) all Intellectual Property; (l) all Inventory; (m) all Investment Property; (n) all Letter-of-Credit Rights; (o) all Payment Intangibles; (p) all Pledged Equity; (q) all Securities Accounts; (r) all Software; (s) all Supporting Obligations; (t) all books and records pertaining to the Collateral; (u) all Accessions and all Proceeds of any and all of the foregoing; and (v) all other personal property of any kind or type whatsoever now or hereafter owned by such Grantor or as to which such Grantor now or hereafter has the power to transfer interest therein.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement and any representations or covenants relating thereto shall not extend to (a) any General Intangible, permit, lease, license, contract or other Instrument of a Grantor to the extent the grant of a security interest in such General Intangible, permit, lease, license, contract or other Instrument in the manner contemplated by this Agreement, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Grantor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both) or (b) any United States intent-to-use trademark applications to the extent that, and solely during the period in which the grant of a security interest therein would impair the validity or enforceability of or render void or result in the cancellation of, any registration issued as a result of such intent-to-use trademark applications under applicable Law; provided that upon submission and acceptance by the USPTO of an amendment to allege pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; provided, further that (i) any such limitation described in the foregoing clause (b) on the security interests granted hereunder shall only apply to the extent that any such prohibition or right to terminate or accelerate or alter such Grantor’s rights would not be rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity and (ii) in the event of the termination or elimination of any such prohibition or right or the requirement for any consent contained in any applicable Law, General Intangible, permit, lease, license, contract or other Instrument, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder.

The Grantors and the Lender hereby acknowledge and agree that the security interest created hereby in the Collateral (a) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising and (b) is not to be construed as an assignment of any Intellectual Property.

3. Representations and Warranties. Each Grantor hereby represents and warrants to the Lender that:

(a) Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. There exists no Adverse Claim with respect to the Pledged Equity of such Grantor.

(b) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Lender in the Collateral of such Grantor and, when properly perfected by filing a financing statement in the applicable jurisdiction, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing a financing statement in such jurisdiction under the UCC, free and clear of all Liens except for Permitted Liens. No Grantor has authenticated any agreement authorizing any secured party thereunder, other than the Lender, to file a financing statement, except to perfect Permitted Liens. Upon Lender taking possession of the certificated securities (if any) evidencing the Pledged Equity and of all other Instruments constituting Collateral, Lender will have a perfected first priority security interest (subject only to Permitted Liens) in all the Pledged Equity evidenced by such certificated securities and in such Instruments. With respect to any Collateral consisting of a Deposit Account or Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Grantor, the applicable Securities Intermediary or depositary bank and the Lender of an agreement granting control to the Lender over such Collateral, the Lender shall have a valid and perfected, first priority security interest in such Collateral (subject only to Permitted Liens).

(c) Intentionally omitted.

(d) Accounts. (i) Each Account of each Grantor and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered or will be delivered pursuant to the terms of the sale of such goods) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) no Account of any Grantor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper, to the extent requested by the Lender, has been endorsed over and delivered to, or submitted to the control of, the Lender, (iv) no surety bond was required or given in connection with any Account of any Grantor or the contracts or purchase orders out of which they arose, (v) the right to receive payment under each Account is assignable and (vi) no Account Debtor has any defense, set-off, claim or counterclaim against any Grantor that can be asserted against the Lender, whether in any proceeding to enforce the Lender’s rights in the Collateral otherwise except defenses, setoffs, claims or counterclaims that are not, in the aggregate material to the value of the Accounts.

(e) Intentionally omitted.

(f) Authorization of Pledged Equity. All Pledged Equity (i) is duly authorized and validly issued, (ii) is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person, (iii) is owned, beneficially and of record, by a Grantor and (iv) constitutes all the issued and outstanding shares or membership interests of all classes of the equity of such Issuer issued to such Grantor (except to the extent any Equity Interests in any Foreign Subsidiary issued to such Grantor are excluded from the definition of “Pledged Equity” by operation of clause (ii) thereof).

(g) No Other Equity Interests, Instruments, Etc. As of the Closing Date, no Grantor owns any certificated Equity Interests in any Subsidiary that are required to be pledged and delivered to the Lender hereunder except as set forth on Schedule 5.17(f) to the Credit Agreement (as updated from time to time in accordance with the Credit Agreement). All such certificated Equity Interests, Instruments, Documents and Tangible Chattel Paper have been delivered to the Lender to the extent (A) requested by the Lender or (B) as required by the terms of this Agreement and the other Loan Documents.

(h) Partnership and Limited Liability Company Interests. Except as previously disclosed to the Lender, none of the Pledged Equity consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

(i) Consents; Etc. No approval, consent, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other Person (including, without limitation, any stockholder, member or creditor of such Grantor), is necessary or required for (i) the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Grantor or (ii) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(c) hereof) or by filing an appropriate notice with the USPTO or the United States Copyright Office), except for (A) the filing or recording of UCC financing statements or other filings under the Assignment of Claims Act, (B) the filing of appropriate notices with the USPTO and the United States Copyright Office, (C) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(c) hereof), (D) such actions as may be required by Laws affecting the offering and sale of securities, (E) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries, and (F) consents, authorizations, filings or other actions which have been obtained or made.

(j) Commercial Tort Claims. As of the Closing Date, no Grantor has any Commercial Tort Claims seeking damages in excess of $500,000 other than as set forth on Schedule 5.17(e) to the Credit Agreement (as updated from time to time in accordance with the Credit Agreement).

(k) Copyrights, Patents and Trademarks.

(i) All Intellectual Property of such Grantor is valid, subsisting, unexpired, enforceable and has not been abandoned, except as could not reasonably be expected to have a Material Adverse Effect.

(ii) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any Intellectual Property of any Grantor, except as could not reasonably be expected to have a Material Adverse Effect.

(iii) All applications pertaining to the Copyrights, Patents and Trademarks of each Grantor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, except as could not reasonably be expected to have a Material Adverse Effect.

(iv) Except as permitted by the Credit Agreement, no Grantor has made any assignment or agreement in conflict with the security interest in the Intellectual Property of any Grantor hereunder.

(v) Each Grantor and each of its Subsidiaries, own, or possess the right to use, all of the Intellectual Property reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except as could not reasonably be expected to have a Material Adverse Effect.

(vi) No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed by any Grantor or any of its Subsidiaries infringes upon any rights held by any other Person, except as could not reasonably be expected to have a Material Adverse Effect.

(vii) No proceeding, claim or litigation regarding any of the foregoing is pending or, to the best knowledge of such Grantor, threatened, which either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4. Covenants. Each Grantor covenants that, except as otherwise permitted by the Credit Agreement, until the Facility Termination Date, such Grantor shall:

(a) Maintenance of Perfected Security Interest; Further Information.

(i) Maintain the security interest created by this Agreement as a first priority perfected security interest (subject only to Permitted Liens) and shall defend such security interest against the claims and demands of all Persons whomsoever (other than the holders of Permitted Liens;

(ii) From time to time furnish to the Lender upon the Lender’s reasonable request statements and schedules updating and/or further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Lender may reasonably request, all in reasonable detail;

(b) Required Notifications. Promptly notify the Lender, in writing, of any Lien (other than Permitted Liens) on any of the Collateral which would materially and adversely affect the ability of the Lender to exercise any of its remedies hereunder;

(c) Perfection through Possession and Control.

(i) If any amount payable in excess of $500,000 under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper or Supporting Obligation, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper, Supporting Obligation or Document is either in the possession of such Grantor at all times or, if requested by the Lender to perfect its security interest in such Collateral, is delivered to the Lender duly endorsed in a manner reasonably satisfactory to the Lender;

(ii) Deliver to the Lender promptly upon the receipt thereof by or on behalf of a Grantor, all certificates and instruments constituting Certificated Securities with a value, individually or in the aggregate, in excess of $250,000 or Pledged Equity. Prior to delivery to the Lender, all such certificates constituting Pledged Equity shall be held in trust by such Grantor for the benefit of the Lender pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit A hereto or other form acceptable to the Lender;

(iii) If any Collateral shall consist of Electronic Chattel Paper, Letter-of-Credit Rights or uncertificated Investment Property with a value, individually or in the aggregate, in excess of $500,000, execute and deliver (and, with respect to any Collateral consisting of a Securities Account or uncertificated Investment Property, cause the Securities Intermediary or the Issuer, as applicable, with respect to such Investment Property to execute and deliver) to the Lender all control agreements, assignments, instruments or other documents as reasonably requested by the Lender for the purposes of obtaining and maintaining Control of such Collateral. If any Collateral shall consist of Deposit Accounts or Securities Accounts, comply with Section 7.14 of the Credit Agreement. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, the Lender shall not deliver any notice of Control or take any similar action to block access of any Grantor to any Deposit Account or Securities Account until such time as an Event of Default shall have occurred and be continuing;

(d) Filing of Financing Statements, Notices, etc. Execute and deliver to the Lender and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Lender may reasonably request) and do all such other things as the Lender may reasonably deem necessary or appropriate (i) to assure to the Lender its security interests hereunder, including (A) such instruments as the Lender may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder under the UCC, including, without limitation, financing statements (including continuation statements) or amendments thereof or supplements thereto, which such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Lender may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or “all personal property, whether now owned or hereafter acquired”, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights substantially in the form of Exhibit B or other form acceptable to the Lender, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the USPTO substantially in the form of Exhibit C or other form acceptable to the Lender and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the USPTO substantially in the form of Exhibit D or other form acceptable to the Lender, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Lender of its rights and interests hereunder; provided, however, no Grantor shall be required to take the foregoing actions with respect to jurisdictions outside the United States. Each Grantor also hereby irrevocably makes, constitutes and appoints the Lender, its nominee or any other person whom the Lender may designate, as such Grantor’s attorney in fact with full power and for the limited purpose to prepare and file (and, to the extent applicable, sign) in the name of such Grantor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Lender’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted and contemplated to be perfected hereunder under the Law of any jurisdiction of the United States, such power, being coupled with an interest, being and remaining irrevocable until the Facility Termination Date (excluding UCC financing statements and amendments, supplements, renewals and continuations thereof or thereto in customary form, such other filings shall be subject to the approval of such Grantor). Each Grantor hereby agrees that a carbon, photographic or other reproduction of any such financing statement is sufficient for filing as a financing statement by the Lender without notice thereof to such Grantor wherever the Lender may in its sole discretion desire to file the same;

(e) Intentionally omitted;

(f) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or amend, supplement or modify any Account in any manner that could reasonably be likely to materially and adversely affect the value thereof, or allow any credit or discount thereon, in each case other than in the ordinary course of a Grantor’s business;

(g) Commercial Tort Claims. Execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Lender, or required by Law to create, preserve, perfect and maintain the Lender’s security interest in any Commercial Tort Claims initiated by or in favor of any Grantor seeking damages in excess of $500,000;

(h) Intentionally omitted;

(i) Books and Records. Mark its books and records (and shall cause the Issuer of the Pledged Equity of such Grantor to mark its books and records) to reflect the security interest granted pursuant to this Agreement;

(j) Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Lender shall have a perfected Lien on such Fixture or real property;

(k) Issuance or Acquisition of Equity Interests in Partnerships or Limited Liability Companies.

(i) Not without executing and delivering, or causing to be executed and delivered, such documents as may be required to vest the Lender with Control (as defined in the UCC) or otherwise delivering to the Lender such agreements, documents and instruments as the Lender may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (A) is dealt in or traded on a securities exchange or in a securities market, (B) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (C) is an Investment Company Security, (D) is held in a Securities Account or (E) constitutes a Security or a Financial Asset;

(ii) Without the prior written consent of the Lender, not (A) vote to enable, or take any other action to permit, any applicable Issuer to issue any Investment Property or Partnership/LLC Interests, except for those additional Investment Property or Partnership/LLC Interests that will be subject to the security interest granted herein in favor of the Lender, or (B) enter into any agreement or undertaking, except as permitted pursuant to Section 7.09 of the Credit Agreement or in connection with a Disposition permitted under Section 7.05 of the Credit Agreement, restricting the right or ability of such Grantor or the Lender to sell, assign or transfer any Investment Property or Pledged Equity or Proceeds thereof. The Grantors will defend the right, title and interest of the Lender in and to any Investment Property and Pledged Equity against the claims and demands of all Persons whomsoever, except to the extent such claims and demands could not reasonably expect to materially and adversely affect the rights of Lender hereunder;

(iii) If such Grantor shall become entitled to receive or shall receive any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender, segregated from other funds of such Grantor, and promptly deliver the same to the Lender in accordance with the terms hereof;

(l) Intellectual Property.

(i) Except as could not reasonably be expected to have a Material Adverse Effect, not do any act or omit to do any act whereby any material Copyright is reasonably likely to become invalidated and (A) not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (B) promptly notify the Lender if it knows that any material Copyright is reasonably likely to become injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding any Grantor’s ownership of any such Copyright or its validity; (C) promptly take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by any Grantor and to maintain each registration of each material Copyright owned by any Grantor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Lender of any material infringement, misappropriation, dilution or impairment of any material Copyright of any Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate in the reasonable judgment of such Grantor, the bringing of suit for infringement, dilution or impairment or seeking injunctive relief and seeking to recover any and all damages for such infringement, misappropriation, dilution or impairment;

(ii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Grantor hereunder (except as permitted by the Credit Agreement);

(iii)(A) Continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, except in such Trademarks which are deemed by any Grantor in its reasonable discretion to no longer be useful or beneficial in such Grantor’s business, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any such Trademark may become invalidated, in each case except as could not reasonably be expected to have a Material Adverse Effect;

(iv) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated, except as could not reasonably be expected to have a Material Adverse Effect;

(v) Promptly notify the Lender if it knows that any application or registration relating to any material Patent or Trademark is reasonably likely to become abandoned or dedicated, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the USPTO) regarding such Grantor’s ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same, except as could not reasonably be expected to have a Material Adverse Effect;

(vi) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the USPTO, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and Trademark, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, except as could not reasonably be expected to have a Material Adverse Effect;

(vii) Promptly notify the Lender after it learns that any material Patent or Trademark included in the Collateral is materially infringed, misappropriated, diluted or impaired by a third party and promptly sue for infringement, misappropriation, dilution or impairment, to seek injunctive relief where appropriate, in such Grantor’s reasonable discretion, and to recover any and all damages for such infringement, misappropriation, dilution or impairment, or to take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark, in each case, except as could not reasonably be expected to have a Material Adverse Effect;

(viii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Grantor hereunder (except as permitted by the Credit Agreement); and

(ix) Grants to the Lender a royalty free license to use such Grantor’s Intellectual Property in connection with the enforcement of the Lender’s rights hereunder, but only to the extent any license or agreement granting such Grantor rights in such Intellectual Property do not prohibit such use by the Lender.

Notwithstanding the foregoing, the Grantors may, in their reasonable business judgment, fail to maintain, pursue, preserve or otherwise act to protect any Copyright, Patent or Trademark which is not material to their businesses.

(m) Intentionally omitted.

(n) Intentionally omitted.

(o) Intentionally omitted.

(p) Intentionally omitted.

(q) Further Assurances. Promptly upon the request of the Lender and at the sole expense of the Grantors, duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of perfecting and maintaining the security interest granted to Lender hereunder and enforcing the rights and powers herein granted, including, without limitation, (A) with respect to any Government Contract under which a Governmental Authority owes a monetary obligation in excess of $1,000,000 to any Grantor (and while any Event of Default is continuing, all Government Contracts regardless of amount), assignment agreements and notices of assignment, in form and substance satisfactory to the Lender, duly executed by any Grantors party to such Government Contract in compliance with the Assignment of Claims Act (or analogous state applicable Law), and (B) all applications, certificates, instruments, registration statements, and all other documents and papers the Lender may reasonably request consistent with the terms of this Agreement and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement; provided that no Grantor shall be required to take any action to perfect a security interest in any Collateral that (x) the Lender reasonably determines in its sole discretion that the costs and burdens to the Grantors of perfecting a security interest in such Collateral (including any applicable stamp, intangibles or other taxes) are excessive in relation to value to the Lender afforded thereby, (y) requires taking perfection actions under the Laws of any jurisdiction outside the United States or (z) otherwise requires perfection actions that are materially more burdensome than the perfection requirements elsewhere set forth in this Agreement.

5. Intentionally omitted.

6. Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Lender may, after reasonable prior notice to such Grantor, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Lender on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. After reasonable prior notice to the applicable Grantor, the Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by such Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Lender shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Obligations, or by any applicable Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Lender may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by any Grantor, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and (iv) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for money, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion (subject to any and all mandatory legal requirements), in each case in connection with the maintenance, preservation, operation, sale or other disposition of the Collateral or for any other purpose permitted under the Loan Documents or by applicable Law. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by applicable Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. Neither the Lender’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 10.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (A) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (B) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Lender may, in such event, bid for the purchase of such securities. The Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, the Lender may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Lender may further postpone such sale by announcement made at such time and place. To the extent permitted by applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder except to the extent any such claims, damages or demands result solely from the gross negligence or willful misconduct of the Lender, in each case against whom such claim is asserted.

(b) Remedies Relating to Accounts.

(i) During the continuation of an Event of Default, whether or not the Lender has exercised any or all of its rights and remedies hereunder, (A) each Grantor shall, at the request of the Lender, notify (such notice to be in form and substance satisfactory to the Lender) its Account Debtors and parties to the Material Contracts subject to a security interest hereunder that such Accounts and the Material Contracts have been assigned to the Lender and promptly upon request of the Lender instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Lender and (B) the Lender shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Lender or its designee may notify any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Lender or of the Lender’s security interest therein, and may (either in its own name or in the name of such Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Lender’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lender in the Accounts.

(ii) Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Lender in accordance with the provisions hereof shall be solely for the Lender’s own convenience and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Lender shall not have any liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.

(c) Deposit Accounts/Securities Accounts. Upon the occurrence of an Event of Default and during continuation thereof, the Lender may prevent withdrawals or other dispositions of funds in Deposit Accounts and Securities Accounts subject to control agreements or held with the Lender.

(d) Investment Property/Pledged Equity. Upon the occurrence of an Event of Default and during the continuation thereof: the Lender shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property, or Pledged Equity or other Proceeds paid in respect of any Investment Property, or Pledged Equity, and any or all of any Investment Property, or Pledged Equity may, at the option of the Lender, be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such Investment Property, or any such Pledged Equity at any meeting of shareholders, partners or members of the relevant Issuers or otherwise and (ii) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property, or Pledged Equity as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property, or Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, partnership or limited liability company structure of any Issuer or upon the exercise by any Grantor or the Lender of any right, privilege or option pertaining to such Investment Property, or Pledged Equity, and in connection therewith, the right to deposit and deliver any and all of the Investment Property, or Pledged Equity with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it; but the Lender shall have no duty to any Grantor to exercise any such right, privilege or option and the Lender shall not be responsible for any failure to do so or delay in so doing. In furtherance thereof, each Grantor hereby authorizes and instructs each Issuer with respect to any Collateral consisting of Investment Property and Pledged Equity to (A) comply with any instruction received by it from the Lender in writing that (1) states that an Event of Default has occurred and is continuing and (2) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying following receipt of such notice and prior to notice that such Event of Default is no longer continuing, and (B) except as otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to any Investment Property, or Pledged Equity directly to the Lender. Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the relevant Grantor of the Lender’s intent to exercise its corresponding rights pursuant to this Section 7, each Grantor shall be permitted to receive all cash dividends, payments or other distributions made in respect of any Investment Property and any Pledged Equity, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and other corporate, company and partnership rights with respect to any Investment Property and Pledged Equity.

(e) Material Contracts. Upon the occurrence of an Event of Default and during the continuation thereof, the Lender shall be entitled to (but shall not be required to): (i) proceed to perform any and all obligations of the applicable Grantor under any Material Contract and exercise all rights of such Grantor thereunder as fully as such Grantor itself could, (ii) do all other acts which the Lender may deem necessary or proper to protect its security interest granted hereunder, provided such acts are not inconsistent with or in violation of the terms of any of the Credit Agreement, of the other Loan Documents or applicable Law, and (iii) sell, assign or otherwise transfer any Material Contract in accordance with the Credit Agreement, the other Loan Documents and applicable Law, subject, however, to the prior approval of each other party to such Material Contract, to the extent required under the Material Contract.

(f) Intentionally omitted.

(g) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Lender shall have the right to enter and remain upon the various premises of any Grantor without cost or charge to the Lender, and use the same, together with materials, supplies, books and records of such Grantor for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Lender may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(h) Nonexclusive Nature of Remedies. Failure by the Lender to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Obligations, or as provided by Law, or any delay by the Lender in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Lender shall only be granted as provided herein. To the extent permitted by Law, neither the Lender nor any party acting as attorney for the Lender shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Lender under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Lender may have.

(i) Retention of Collateral. In addition to the rights and remedies hereunder, the Lender may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Obligations. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Collateral in satisfaction of any Obligations for any reason.

(j) Waiver; Deficiency. Each Grantor hereby waives, to the extent permitted by applicable Laws, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable Laws in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(k) Securities Laws.

(i) Each Grantor recognizes that the Lender may be unable to effect a public sale of any or all Collateral that Lender determines is necessary or advisable to register under the Securities Act (any such Collateral, the “Restricted Securities Collateral”), by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Restricted Securities Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(ii) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Restricted Securities Collateral valid and binding and in compliance with any and all other applicable Laws. Each Grantor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

8. Rights of the Lender.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Lender, effective upon the occurrence of an Event of Default, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Lender may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Lender may deem reasonably appropriate;

(iv) to receive, open and dispose of mail addressed to such Grantor and endorse checks, notes, drafts, acceptances, money orders, or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Grantor on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Lender were the absolute owner thereof for all purposes;

(vi) to adjust and settle claims under any insurance policy relating thereto;

(vii) to execute and deliver all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Lender may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii) to institute any foreclosure proceedings that the Lender may deem appropriate;

(ix) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x) to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Lender may reasonably deem appropriate;

(xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Lender or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7 hereof;

(xii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xiii) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct;

(xiv) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(xv) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence the security interests created hereby in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby; and

(xvi) do and perform all such other acts and things as the Lender may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the Facility Termination Date. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers.

(b) Assignment by the Lender. The Lender may from time to time assign the Obligations to a successor Lender in accordance with Section 10.06 of the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Lender under this Agreement in relation thereto.

(c) The Lender’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Lender shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Lender shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d) Liability with Respect to Accounts. Anything in the Credit Agreement or herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. The Lender shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Account pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e) Voting and Payment Rights in Respect of the Pledged Equity.

(i) So long as no Event of Default shall exist, each Grantor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and (B) receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral which are addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Credit Agreement; and

(ii) During the continuance of an Event of Default, (A) all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease and all such rights shall thereupon become vested in the Lender which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of each Grantor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease and all such rights shall thereupon be vested in the Lender which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by any Grantor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Grantor, and shall be forthwith paid over to the Lender as Collateral in the exact form received, to be held by the Lender as Collateral and as further collateral security for the Obligations.

(f) Releases of Collateral.

(i) If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Lender, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases and other documents, and take such other action, reasonably requested by such Grantor, necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral.

(ii) The Lender may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.

(iii) Upon the Facility Termination Date, the Collateral shall be released from the Liens created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any Person and all rights to the Collateral shall revert to the Grantors; provided, however, the Lender, at the request and sole expense of the Grantors (including the fees and expenses of the Lender’s legal counsel), shall promptly execute and deliver to the Borrower all releases and other documents, and take such other action reasonably requested by any Grantor to effect and evidence recording the release of the Liens created hereby or by any other Collateral Document on the Collateral.

9. Application of Proceeds. After the exercise of remedies provided for in Section 8.02 of the Credit Agreement (or after the Loans have automatically become immediately due and payable as set forth in Section 8.02 of the Credit Agreement) any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Lender in cash or Cash Equivalents will be applied in reduction of the Obligations in the order set forth in the Credit Agreement.

10. Continuing Agreement.

(a) This Agreement shall remain in full force and effect until the Facility Termination Date, at which time this Agreement shall be automatically terminated and the Lender shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination.

(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

11. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 10.01 of the Credit Agreement.

12. Successors in Interest. This Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and assigns.

13. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.02 of the Credit Agreement; provided that notices and communications to the Grantors shall be directed to the Grantors, at the address of the Borrower set forth in Section 10.02 of the Credit Agreement.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered, upon the request of any party, such fax transmission or electronic mail transmission shall be promptly followed by such manually executed counterpart.

15. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

16. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 10.13 and 10.14 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18. Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

19. Other Security. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by any Grantor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Lender shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Obligations or any of the rights of the Lender under this Agreement, under any other of the Loan Documents or under any other document relating to the Obligations.

20. Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Lender a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as a “Grantor” and have all of the rights and obligations of a Grantor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

21. Intentionally omitted.

22. Joint and Several Obligations of Grantors.

(a) Each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b) Each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a primary obligor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that (i) all the Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them and (ii) a separate action may be brought against each Grantor to enforce this Agreement whether or not the Borrower, any other Grantor or any other person or entity is joined as a party.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents, to the extent the obligations of a Grantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Grantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, Debtor Relief Laws).

23. Marshaling. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lender’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

24. Injunctive Relief.

(a) Each Grantor recognizes that, in the event such Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Lender. Therefore, each Grantor agrees that the Lender, at the option of the Lender, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(b) The Lender and each Grantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any dispute under this Agreement or any other Loan Document, whether such dispute is resolved through arbitration or judicially.

[Remainder of page intentionally left blank; signature page follows.]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	SCIQUEST, INC., a Delaware corporation

	By:	/s/ Rudy C. Howard
	Name:	Rudy C. Howard
	Title:	Chief Financial Officer

AESOFT USA, INC., a Texas corporation

	By:	/s/ Rudy C. Howard
	Name:	Rudy C. Howard
	Title:	Chief Financial Officer

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.

By:	/s/ Keith T. Erazmus

Name:	Keith T. Erazmus
Title:	Senior Vice President

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